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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 16, 2005

HRPT PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)
400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

AMENDMENT TO DECLARATION OF TRUST.

        On March 16, 2005 we filed Articles of Amendment to our Declaration of Trust increasing the number of our authorized shares from 250,000,000 to 275,000,000. Our authorized shares are currently classified as follows: (i) 225,000,000 common shares, $0.01 par value per share of beneficial interest; and (ii) 50,000,000 preferred shares, $0.01 par value per share.

        In addition, on March 16, 2005 we filed Articles Supplementary to our Declaration of Trust increasing the number of our authorized preferred shares which are designated as Junior Participating Preferred Shares from 2,000,000 to 2,250,000.

Item 8.01. Other Events.

SALE OF COMMON SHARES OF BENEFICIAL INTEREST.

        On March 16, 2005, we priced an underwritten public offering of 22,500,000 common shares of beneficial interest. We expect to issue and deliver these shares on or about March 22, 2005. The public offering price was $12.10 per share. We expect to use the $259 million of net proceeds of the offering (after estimated expenses and underwriters' commissions) to reduce amounts outstanding on our revolving bank credit facility. We also granted the underwriters an option to purchase an additional 3,375,000 common shares to cover overallotments.

        A prospectus supplement relating to these common shares will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale is not permitted.

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE COMMON SHARES (INCLUDING THE OVERALLOTMENT OPTION) AND THE AMOUNT AND USE OF PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits

1.1
Purchase Agreement, dated as of March 16, 2005, between HRPT Properties Trust and the underwriters named therein relating to the sale of 22,500,000 common shares of beneficial interest.

3.1
Third Amendment and Restatement of Declaration of Trust of HRPT Properties Trust dated July 1, 1994, as amended to date.

3.2
Articles Supplementary, dated March 16, 2005, to Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, increasing the Junior Participating Preferred Shares.

5.1
Opinion of Venable LLP.

8.1
Opinion of Sullivan & Worcester LLP as to tax matters.

23.1
Consent of Venable LLP (contained in Exhibit 5.1).

23.2
Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST
By:	/s/ JOHN C. POPEO
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

Date: March 16, 2005

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  Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES